Exhibits
Sub-Item 77D  - Policies with respect to Security
Investments
Each of MPAM National Intermediate Municipal Bond Fund, MPAM National ShortTerm Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund may currently enter into interest rate swap transactions, including interest rate lock agreements, and to purchase and sell interest rate caps, collars and floors (collectively, "Swap Transactions"). This change reflects the addition of Swap Transactions to each such Fund's investment techniques. The current Statement of Additional Information for MPAM Funds Trust dated July 11, 2001, as previously filed with the Securities and Exchange Commission, reflects such change in each Fund's investment techniques.
Sub-Item 77I  -- Terms of new or amended securities
On May 9, 2001, the Board of Trustees of MPAM Funds Trust (the "Trust") approved a proposal, which became effective on July 11, 2001, to designate existing shares of each fund as "MPAM" shares and to authorize the creation of a second class of shares, designated "Investor" shares, for each fund. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of each of the MPAM class and Investor class shares. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to Investor shares and certain voting rights, as described in the Trust's Rule 18f-3 Plan.
Each fund has adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays Dreyfus Service Corporation (the "Distributor") for the provision of certain services to holders of Investor shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services.
The Trust's Prospectus dated July 11, 2001 reflects such designation of classes of each fund's shares.
Sub-Item 77O -- Transactions effected pursuant to Rule 10f-3
I.   On May 3, 2001, MPAM Pennsylvania Intermediate
Municipal Bond Fund (the
"Fund"), a series of MPAM Funds Trust (the "Trust"), purchased, at slightly above par value, the following bonds (each, a "Bond" and collectively, the "Bonds") in the amounts noted:

Pennsylvania State Turnpike Commission, 5.00% Bonds due June
1, 2009 -$3,275,000
Pennsylvania State Turnpike Commission, 5.00% Bonds due June
1, 2010 -$3,000,000
Pennsylvania State Turnpike Commission, 5.00% Bonds due June
1, 2011 -$3,000,000
Pennsylvania State Turnpike Commission, 5.50% Bonds due June
1, 2015 -$1,500,000

     The Fund purchased its share of each Bond through Salomon Smith Barney ("Smith Barney"), the lead member of the underwriting syndicate which offered the Bonds to investors (the "Underwriting Syndicate"), and designated that certain members of the Underwriting Syndicate provide the portion of the Bonds to the Fund in accordance with the following allocation:
Smith Barney, 40%
Bear, Stearns & Co. Inc. 15%
Legg Mason Wood Walker Incorporated, 5%;
Morgan Stanley Dean Witter, 15%
Tucker Anthony Incorporated, 10%
UBS Paine Webber Inc., 15%

(each, a "Syndicate Member"). Such allocation applied to the Fund's purchase of the Bonds in the aggregate, each of which was made from each Syndicate Member's own account. Mellon Financial Markets LLC, an affiliate of the Fund, was a member of the Underwriting Syndicate; however, it received no benefit in connection with the Fund's transactions. The Fund paid a commission of 1/2 basis point per Bond purchased, which was allocated pro rata among the Syndicate Members in accordance with the percentages shown above. No other member of the Underwriting Syndicate received any economic benefit from the Fund's purchase of the Bonds.

   The following is a list of the members of the Underwriting
                           Syndicate:

Salomon Smith Barney
Bear, Stearns & Co. Inc. Commerce
Capital Markets, Inc.
Commonwealth Securities and
Investments, Inc. Horizon Capital
Inc.
Legg Mason Wood Walker
Incorporated
Mellon Financial Markets, LLC
Morgan Stanley Dean Witter RRZ Public Markets, Inc. Siebert
Brandford Shank & Co. Tucker Anthony Incorporated UBS Paine
Webber Inc.

     Accompanying this statement are materials presented to the Trust's Board of Trustees, which ratified the Fund's purchase of the Bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Fund's Board meeting held on June 5, 2001.
                           THE DREYFUS
                           CORPORATION

TO:       The Board of Trustees of
          MPAM Funds Trust (the "Trust")

FROM:     Jeff Prusnofsky

RE:       Review of Compliance with Rule 10f-3 Procedures

DATE:     May 22, 2001

****************************************************************
************ ******
     The   following  constitutes  the  required  report  of
purchases   of securities  that  were effected by MPAM
Pennsylvania Intermediate Municipal Bond Fund (the "Fund") pursuant to procedures as prescribed by Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act").

     Rule 10f-3 under the 1940 Act exempts certain purchases of securities by a registered investment company that are otherwise prohibited under Section 10(f).

      Section  10(f)  prohibits any Dreyfus-sponsored  fund
from  acquiring securities  if  an  affiliated person of a fund, including Mellon  Financial Corporation  or  any  of  its
affiliates and subsidiaries,  concurrently  is
acting  as a principal underwriter in connection with the
offering  of  such securities  to  others.   The  foregoing
restriction applies even if the purchase is actually made from an underwriter unaffiliated with the fund. This provision of the 1940 Act was designed to prevent an underwriter affiliated with a fund from "dumping" otherwise unmarketable securities on the fund.
     Under certain conditions, however, Rule 10f-3 provides an exemption from the prohibitions of Section 10(f). Rule
10f-3 permits a fund to purchase securities that would otherwise violate Section 10(f) if, among other things:
     1. the securities are registered under the Securities Act of 1933, or are municipal securities, certain Rule 144A securities, or certain foreign offerings;

     2. the securities are purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities, and if the securities are offered for subscription upon exercise of rights, the securities are purchased on or before the fourth day preceding the day on which the rights of offering terminate;

     3. the securities are offered pursuant to a firm commitment underwriting;

     4. the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time;

     5. the issuer of the securities has been in continuous operation for not less than three years with respect to securities that are part of an issue registered under the Securities Act of 1933, as amended, that was offered to the public or purchased pursuant to a qualifying foreign or Rule 144A offering, or, with respect to municipal securities, the issuer meets certain rating requirements described in Rule 10f-3;

     6. the amount of securities of any class of such issue purchased by the fund, or by two or more funds having the same investment adviser, does not exceed 25% of the principal amount of the offering of such class; and

     7.   the securities are purchased from a member of the syndicate other than
       the affiliated underwriter.
A portfolio manager of the Fund has completed the attached reports and has informed us that the transactions comply with the Fund's Rule 10f-3 Procedures. The Procedures state that the Board must determine that any transactions engaged in by a Fund pursuant to Rule 10f-3 have been effected in  compliance with the Procedures adopted by the Board with
respect to such transactions.   A  copy of the Procedures
previously adopted by the Board pursuant to Rule 10f-3 is contained in materials of the Board Meeting held on September
5, 2000.

    We will discuss these transactions at the upcoming Board
                            meeting.






MPAM10F3BOARDMEMO.DOC


10f-3 Resolution
                      REPORT OF PURCHASE
                        OF SECURITIES IN
                        COMPLIANCE WITH
                        RULE 10F-3

This  report must be completed on the date of purchase and must be  provided promptly  to  the  portfolio management department head  and  to  the  legal department.  Any changes to the

information provided herein must be reported immediately to each of these departments.

1.   Name of Dreyfus/MPAM Fund:    MPAM  PA Intermediate

2.   Total Net Assets of Fund:          $867,079,813.08

3.   Type of Security:             Municipal Bond

4.    Description  of  Security Purchased: PA St. Turnpike
Comm.  5.50  due
6/1/15 709223PPO

5.   Purchased per Firm Commitment Underwriting? Yes

6.   Security Rating:              Aa3/AA-

7.   Name of Underwriting Syndicate
     Dealer Effecting Transaction: Smith Barney

8.   Name of Affiliated Underwriter in
     Underwriting Syndicate:       Mellon Financial Markets, LLC

9.   Issue Size:              $244,925,000
10.  Amount Purchased by Fund:     $1,500,000
     11.  Percentage  of Principal Amount of Offering Purchased

     by Fund  (not  to exceed  25%  of  offering  with respect

     to all Dreyfus-managed  funds):                                     .61%

12.  Amount Purchased as a Percentage of Fund Assets:  .17%

13.  Purchase Price of Securities (if at par, so state):

$104.191

14.       Commission/Spread Received by Principal Underwriters:

1/2

15. Were the Securities purchased prior to the end of the first day on which any sales were made, at a price that was not more than the price paid by each other purchaser of the Securities in that offering or any concurrent offering of the Securities (except, with respect to the purchase of any eligible foreign offering, for any rights to purchase that were required by law to be granted to existing security holders of the issuer)? Yes. If the Securities were offered for subscription upon exercise of rights, were the Securities purchased on or before the fourth day preceding the day on which the rights offering terminated? N/A


16. If the Securities were part of an issue registered under the Securities Act of 1933, as amended, that was offered to the public, or was purchased pursuant to an eligible foreign or Rule 144A offering, was the issuer of the Securities in continuous operation for not less than three years, including the operations of any predecessors? N/A

17. Was the commission, spread or profit received or to be received by the principal underwriters of the Securities reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time? Yes

18. Did the Fund's purchase of the Securities benefit any underwriter affiliated with the Fund directly or indirectly or, with respect to any eligible municipal securities, was it designated as a "group sale" or otherwise allocated to the affiliated underwriter's account? No

/s/ Collette O'Brien                         Purchase Date:
5/03/01
Portfolio Manager
                      REPORT OF PURCHASE OF SECURITIES
                  IN COMPLIANCE WITH RULE 10F-3

This  report must be completed on the date of purchase and must be  provided promptly  to  the  portfolio management department head  and  to  the  legal department.  Any changes to the

information provided herein must be reported immediately to each of these departments.

1.   Name of Dreyfus/MPAM Fund:    MPAM  PA Intermediate

2.   Total Net Assets of Fund:          $867,079,813.08

3.   Type of Security:             Municipal Bond

4.    Description  of  Security Purchased: PA St. Turnpike
Comm.  5.00  due
6/1/10 (CUSIP 709223PM7)

5.   Purchased per Firm Commitment Underwriting? Yes

6.   Security Rating:              Aa3/AA-

7.   Name of Underwriting Syndicate
     Dealer Effecting Transaction: Smith Barney

8.   Name of Affiliated Underwriter in
     Underwriting Syndicate:       Mellon Financial Markets, LLC

9.   Issue Size:              $244,925,000

10.  Amount Purchased by Fund:     $3,000,000

11.  Percentage  of Principal Amount of Offering Purchased by

     Fund  (not  to exceed  25%  of  offering  with respect to

     all Dreyfus-managed  funds): 1.22%

12.  Amount Purchased as a Percentage of Fund Assets:  .35%

13.  Purchase Price of Securities (if at par, so state):

$103.667

14.       Commission/Spread Received by Principal Underwriters:

1/2

15. Were the Securities purchased prior to the end of the first day on which any sales were made, at a price that was not more than the price paid by each other purchaser of the Securities in that offering or any concurrent offering of the Securities (except, with respect to the purchase of any eligible foreign offering, for any rights to purchase that were required by law to be granted to existing security holders of the issuer)? Yes. If the Securities were offered for subscription upon exercise of rights, were the Securities purchased on or before the fourth day preceding the day on which the rights offering terminated? N/A


16. If the Securities were part of an issue registered under the Securities Act of 1933, as amended, that was offered to the public, or was purchased pursuant to an eligible foreign or Rule 144A offering, was the issuer of the Securities in continuous operation for not less than three years, including the operations of any predecessors? N/A
17. Was the commission, spread or profit received or to be received by the principal underwriters of the Securities reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time? Yes
18. Did the Fund's purchase of the Securities benefit any underwriter affiliated with the Fund directly or indirectly or, with respect to any eligible municipal securities, was it designated as a "group sale" or otherwise allocated to the affiliated underwriter's account? No
/s/ Collette O'Brien                         Purchase Date:
5/03/01
Portfolio Manager
                      REPORT OF PURCHASE OF SECURITIES
                  IN COMPLIANCE WITH RULE 10F-3

This  report must be completed on the date of purchase and must be  provided promptly  to  the  portfolio management department head  and  to  the  legal department.  Any changes to the

information provided herein must be reported immediately to each of these departments.

1.   Name of Dreyfus/MPAM Fund:    MPAM  PA Intermediate

2.   Total Net Assets of Fund:          $867,079,813.08

3.   Type of Security:             Municipal Bond

4.    Description  of  Security Purchased: PA St. Turnpike
Comm.  5.00  due
6/1/09 (CUSIP 709223PL9)

5.   Purchased per Firm Commitment Underwriting? Yes

6.   Security Rating:              Aa3/AA-

7.   Name of Underwriting Syndicate
     Dealer Effecting Transaction: Smith Barney

8.   Name of Affiliated Underwriter in
     Underwriting Syndicate:       Mellon Financial Markets, LLC

9.   Issue Size:              $244,925,000

10.  Amount Purchased by Fund:     $3,275,000

11.  Percentage  of Principal Amount of Offering Purchased by

     Fund  (not  to exceed  25%  of  offering  with respect to

     all Dreyfus-managed  funds): 1.34%

12.  Amount Purchased as a Percentage of Fund Assets:  .38%

13.  Purchase Price of Securities (if at par, so state):

$104.01

14.       Commission/Spread Received by Principal Underwriters:

1/2

15. Were the Securities purchased prior to the end of the first day on which any sales were made, at a price that was not more than the price paid by each other purchaser of the Securities in that offering or any concurrent offering of the Securities (except, with respect to the purchase of any eligible foreign offering, for any rights to purchase that were required by law to be granted to existing security holders of the issuer)? Yes. If the Securities were offered for subscription upon exercise of rights, were the Securities purchased on or before the fourth day preceding the day on which the rights offering terminated? N/A

16. If the Securities were part of an issue registered under the Securities Act of 1933, as amended, that was offered to the public, or was purchased pursuant to an eligible foreign or Rule 144A offering, was the issuer of the Securities in continuous operation for not less than three years, including the operations of any predecessors? N/A

17. Was the commission, spread or profit received or to be received by the principal underwriters of the Securities reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time? Yes

18. Did the Fund's purchase of the Securities benefit any underwriter affiliated with the Fund directly or indirectly or, with respect to any eligible municipal securities, was it designated as a "group sale" or otherwise allocated to the affiliated underwriter's account? No

/s/ Collette O'Brien                         Purchase Date:
5/03/01
Portfolio Manager
                      REPORT OF PURCHASE OF SECURITIES
                  IN COMPLIANCE WITH RULE 10F-3

This  report must be completed on the date of purchase and must be  provided promptly  to  the  portfolio management department head  and  to  the  legal department.  Any changes to the

information provided herein must be reported immediately to each of these departments.

1.   Name of Dreyfus/MPAM Fund:    MPAM  PA Intermediate

2.   Total Net Assets of Fund:          $867,079,813.08

3.   Type of Security:             Municipal Bond

4.    Description  of  Security Purchased: PA St. Turnpike
Comm.  5.00  due
6/1/11 (CUSIP 709223PN5)

5.   Purchased per Firm Commitment Underwriting? Yes

6.   Security Rating:              Aa3/AA-

7.   Name of Underwriting Syndicate
     Dealer Effecting Transaction: Smith Barney

8.   Name of Affiliated Underwriter in
     Underwriting Syndicate:       Mellon Financial Markets, LLC

9.   Issue Size:              $244,925,000

10.  Amount Purchased by Fund:     $3,000,000

11.  Percentage  of Principal Amount of Offering Purchased by

     Fund  (not  to exceed  25%  of  offering  with respect to

     all Dreyfus-managed  funds): 1.22%

12.  Amount Purchased as a Percentage of Fund Assets:  .35%

13.  Purchase Price of Securities (if at par, so state):

$103.178

14.       Commission/Spread Received by Principal Underwriters:

1/2

15. Were the Securities purchased prior to the end of the first day on which any sales were made, at a price that was not more than the price paid by each other purchaser of the Securities in that offering or any concurrent offering of the Securities (except, with respect to the purchase of any eligible foreign offering, for any rights to purchase that were required by law to be granted to existing security holders of the issuer)? Yes. If the Securities were offered for subscription upon exercise of rights, were the Securities purchased on or before the fourth day preceding the day on which the rights offering terminated? N/A

16. If the Securities were part of an issue registered under the Securities Act of 1933, as amended, that was offered to the public, or was purchased pursuant to an eligible foreign or Rule 144A offering, was the issuer of the Securities in continuous operation for not less than three years, including the operations of any predecessors? N/A

17. Was the commission, spread or profit received or to be received by the principal underwriters of the Securities reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time? Yes

18. Did the Fund's purchase of the Securities benefit any underwriter affiliated with the Fund directly or indirectly or, with respect to any eligible municipal securities, was it designated as a "group sale" or otherwise allocated to the affiliated underwriter's account? No

/s/ Collette O'Brien                         Purchase Date:
5/03/01 Portfolio Manager

Sub-Item 77O -- Transactions effected pursuant to Rule 10f-3
(continued)

II. On July 24, 2001, MPAM Balanced Fund, MPAM Bond Fund and MPAM Intermediate Bond Fund (each, a "Fund"), each a series of the Trust, purchased, at slightly below par value, $1,755,000, $6,100,000 and $3,500,000, respectively, of the Wells Fargo Company 6.375% bonds due August 1, 2011 (the "Wells Fargo Bonds").

     Each Fund purchased its share of the Wells Fargo Bonds through Smith Barney, a co-lead member together with Credit Suisse First Boston Corp., of the underwriting syndicate which offered the Wells Fargo Bonds to investors (the "Wells Fargo Underwriting Syndicate"), and such purchase was made from Smith Barney's own account. Mellon Financial Markets, LLC, an affiliate of each Fund, was a member of the Wells Fargo Underwriting Syndicate; however, it received no benefit in connection with the Funds' transactions. Each Fund paid a commission of .45% per Bond purchased to Smith Barney, and no other member of the Wells Fargo Underwriting Syndicate received any economic benefit from the Funds' purchase of the Wells Fargo Bonds.

     The following is a list of the members of the Wells Fargo
Underwriting Syndicate:

Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Banc One Capital Markets, Inc.
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities
Inc.
Wells Fargo Brokerage
Services, LLC ABN AMRO
Incorporated
Barclays Bank PLC
BNY Capital Markets,
Inc.
HSBC Securities (USA)
Inc.
Mellon Financial
Markets, LLC
Westdeutsche Landesbank
Girozentrale

     Accompanying this statement are materials presented to the Trust's Board of Trustees, which ratified each Fund's purchase of the Wells Fargo Bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Funds' Board meeting held on September 20, 2001.
                           THE DREYFUS
                           CORPORATION

TO:       The Board of Trustees of
          MPAM Funds Trust (the "Trust")

FROM:     Jeff Prusnofsky

RE:       Review of Compliance with Rule 10f-3 Procedures

DATE:     August 28, 2001

****************************************************************
************ ******
     The   following  constitutes  the  required  report  of
purchases of
securities that were effected by certain Funds of the Trust pursuant to procedures as prescribed by Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), during the period May 1, 2001 through July 31, 2001.

     Rule 10f-3 under the 1940 Act exempts certain purchases of securities by a registered investment company that are otherwise prohibited under Section 10(f).

      Section  10(f)  prohibits any Dreyfus-sponsored  fund
from acquiring securities if an affiliated person of a fund, including Mellon Financial Corporation or any of its affiliates and subsidiaries, concurrently is acting as a principal underwriter in connection with the offering of such
securities  to  others.   The  foregoing restriction  applies
even if the purchase is actually made from an underwriter unaffiliated with the fund. This provision of the 1940 Act was designed to prevent an underwriter affiliated with a fund from "dumping" otherwise unmarketable securities on the fund.

     Under certain conditions, however, Rule 10f-3 provides an exemption from the prohibitions of Section 10(f). Rule 10f-3 permits a fund to purchase securities that would otherwise violate Section 10(f) if, among other things:

1. the securities are registered under the Securities Act of 1933, or are municipal securities, certain Rule 144A securities, or certain foreign offerings;

2. the securities are purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities, and if the securities are offered for subscription upon exercise of rights, the securities are purchased on or before the fourth day preceding the day on which the rights of offering terminate;

3. the securities are offered pursuant to a firm commitment underwriting;

4. the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time;

5. the issuer of the securities has been in continuous operation for not less than three years with respect to securities that are part of an issue registered under the Securities Act of 1933, as amended, that was offered to the public or purchased pursuant to a qualifying foreign or Rule 144A offering, or, with respect to municipal securities, the issuer meets certain rating requirements described in Rule 10f-3;
6. the amount of securities of any class of such issue purchased by the fund, or by two or more funds having the same investment adviser, does not exceed 25% of the principal amount of the offering of such class; and

7. the securities are purchased from a member of the syndicate other than the affiliated underwriter.
  A  Portfolio Manager for each of MPAM Balanced Fund, MPAM Bond
                             Fund and
MPAM  Intermediate  Bond  Fund has completed the attached  reports and  has informed  us  that  the  transactions comply  with  the

Funds'  Rule  10f-3 Procedures.   The  Procedures state that the

Board must determine  that  any transactions engaged in by a Fund pursuant to Rule 10f-3 have been  effected in  compliance with the

Procedures adopted by the Board with respect to such transactions.

A  copy of the Procedures previously adopted  by  the  Board pursuant  to Rule 10f-3 is contained in materials of the Board

Meeting  held on September 5, 2000.

 We will discuss these transactions at the upcoming Board meeting.





























10f3boardmemo.September.doc

                      REPORT OF PURCHASE OF SECURITIES
                  IN COMPLIANCE WITH RULE 10F-3

This report must be completed on the date of purchase and must be provided promptly to the portfolio management department head and to the legal department. Any changes to the information provided herein must be reported immediately to each of these departments.

1.   Name of Dreyfus/MPAM Fund:    MPAM Balanced (the bond
portion)

2.    Total  Net  Assets of Fund:          $420,000,000 (total)
$198,000,000
(bond)

3.   Type of Security:             Bond

4.   Description of Security Purchased: Wells Fargo Company

6.375% 8/1/2011

5.   Purchased per Firm Commitment Underwriting? No

6.   Security Rating:              Moody's: Aa3      S & P: A

7.   Name of Underwriting Syndicate
     Dealer Effecting Transaction: Salomon Smith Barney

8.   Name of Affiliated Underwriter in
     Underwriting Syndicate:       Mellon Bank Corp.

9.   Issue Size:              750,000,000
10.  Amount Purchased by Fund:     1,755,000
     11.  Percentage  of Principal Amount of Offering Purchased

     by Fund  (not  to exceed  25%  of  offering  with respect

     to all Dreyfus-managed  funds):    .24%

12.  Amount Purchased as a Percentage of Fund Assets:  .909%

13.  Purchase Price of Securities (if at par, so state):

$99.759

14.       Commission/Spread Received by Principal Underwriters:

 .45%

15. Were the Securities purchased prior to the end of the first day on which any sales were made, at a price that was not more than the price paid by each other purchaser of the Securities in that offering or any concurrent offering of the Securities (except, with respect to the purchase of any eligible foreign offering, for any rights to purchase that were required by law to be granted to existing security holders of the issuer)? yes. If the Securities were offered for subscription upon exercise of rights, were the Securities purchased on or before the fourth day preceding the day on which the rights offering terminated? n/a


16. If the Securities were part of an issue registered under the Securities Act of 1933, as amended, that was offered to the public, or was purchased pursuant to an eligible foreign or Rule 144A offering, was the issuer of the Securities in continuous operation for not less than three years, including the operations of any predecessors? Yes


17. Was the commission, spread or profit received or to be received by the principal underwriters of the Securities reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time? yes


18. Did the Fund's purchase of the Securities benefit any underwriter affiliated with the Fund directly or indirectly or, with respect to any eligible municipal securities, was it designated as a "group sale" or otherwise allocated to the affiliated underwriter's account? No


/s/ Lawrence R. Dunn                              Purchase Date:
7/24/01
Portfolio Manager
                      REPORT OF PURCHASE OF SECURITIES
                  IN COMPLIANCE WITH RULE 10F-3

This  report must be completed on the date of purchase and must be  provided promptly  to  the  portfolio management department head  and  to  the  legal department.  Any changes to the

information provided herein must be reported immediately to each of these departments.

1.   Name of Dreyfus/MPAM Fund:    MPAM Bond Fund

2.   Total Net Assets of Fund:          $678,000,000

3.   Type of Security:             Bond

4.   Description of Security Purchased: Wells Fargo Company

6.375% 8/1/2011

5.   Purchased per Firm Commitment Underwriting? No

6.   Security Rating:              Moody's: Aa3      S & P: A

7.   Name of Underwriting Syndicate
     Dealer Effecting Transaction: Salomon Smith Barney

8.   Name of Affiliated Underwriter in
     Underwriting Syndicate:       Mellon Bank Corp.

9.   Issue Size:              750,000,000

10.  Amount Purchased by Fund:     6,100,000

     11.  Percentage  of Principal Amount of Offering Purchased

     by Fund  (not  to exceed  25%  of  offering  with respect

     to all Dreyfus-managed  funds):    .81%

12.  Amount Purchased as a Percentage of Fund Assets:  .900%

13.  Purchase Price of Securities (if at par, so state):

$99.759

14.       Commission/Spread Received by Principal Underwriters:

 .45%

15. Were the Securities purchased prior to the end of the first day on which any sales were made, at a price that was not more than the price paid by each other purchaser of the Securities in that offering or any concurrent offering of the Securities (except, with respect to the purchase of any eligible foreign offering, for any rights to purchase that were required by law to be granted to existing security holders of the issuer)? yes. If the Securities were offered for subscription upon exercise of rights, were the Securities purchased on or before the fourth day preceding the day on which the rights offering terminated? n/a


16. If the Securities were part of an issue registered under the Securities Act of 1933, as amended, that was offered to the public, or was purchased pursuant to an eligible foreign or Rule 144A offering, was the issuer of the Securities in continuous operation for not less than three years, including the operations of any predecessors? yes


17. Was the commission, spread or profit received or to be received by the principal underwriters of the Securities reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time? yes


18. Did the Fund's purchase of the Securities benefit any underwriter affiliated with the Fund directly or indirectly or, with respect to any eligible municipal securities, was it designated as a "group sale" or otherwise allocated to the affiliated underwriter's account? No


/s/ Stephen P. Fiorella                           Purchase Date:
7/24/01 Portfolio Manager
                      REPORT OF PURCHASE OF SECURITIES
                  IN COMPLIANCE WITH RULE 10F-3

This  report must be completed on the date of purchase and must be  provided promptly  to  the  portfolio management department head  and  to  the  legal department.  Any changes to the

information provided herein must be reported immediately to each of these departments.

1.   Name of Dreyfus/MPAM Fund:    MPAM Intermediate Bond Fund

2.   Total Net Assets of Fund:          $392,000,000

3.   Type of Security:             Bond

4.   Description of Security Purchased: Wells Fargo Company

6.375% 8/1/2011

5.   Purchased per Firm Commitment Underwriting? No

6.   Security Rating:              Moody's: Aa3      S & P: A

7.   Name of Underwriting Syndicate
     Dealer Effecting Transaction: Salomon Smith Barney

8.   Name of Affiliated Underwriter in
     Underwriting Syndicate:       Mellon Bank Corp.

9.   Issue Size:              750,000,000

10.  Amount Purchased by Fund:     3,500,000

     11.  Percentage  of Principal Amount of Offering Purchased

     by Fund  (not  to exceed  25%  of  offering  with respect

     to all Dreyfus-managed  funds):    .47%

12.  Amount Purchased as a Percentage of Fund Assets:  .893%

13.  Purchase Price of Securities (if at par, so state):

$99.759

14.       Commission/Spread Received by Principal Underwriters:

 .45%

15. Were the Securities purchased prior to the end of the first day on which any sales were made, at a price that was not more than the price paid by each other purchaser of the Securities in that offering or any concurrent offering of the Securities (except, with respect to the purchase of any eligible foreign offering, for any rights to purchase that were required by law to be granted to existing security holders of the issuer)? yes. If the Securities were offered for subscription upon exercise of rights, were the Securities purchased on or before the fourth day preceding the day on which the rights offering terminated? n/a


16. If the Securities were part of an issue registered under the Securities Act of 1933, as amended, that was offered to the public, or was purchased pursuant to an eligible foreign or Rule 144A offering, was the issuer of the Securities in continuous operation for not less than three years, including the operations of any predecessors? yes


17. Was the commission, spread or profit received or to be received by the principal underwriters of the Securities reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time? yes


18. Did the Fund's purchase of the Securities benefit any underwriter affiliated with the Fund directly or indirectly or, with respect to any eligible municipal securities, was it designated as a "group sale" or otherwise allocated to the affiliated underwriter's account? No


/s/ Stephen P. Fiorella                           Purchase Date:
7/24/01 Portfolio Manager